SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) June 4, 1997


                       Registrant; State of Incorporation; IRS Employer
COMMISSION FILE NUMBER ADDRESS; AND TELEPHONE NUMBER       IDENTIFICATION NO.

1-5532                 PORTLAND GENERAL CORPORATION        93-0909442
                       (an Oregon Corporation)
                       121 SW Salmon Street
                       Portland, Oregon 97204
                       (503) 464-8820


1-5532-99              PORTLAND GENERAL ELECTRIC COMPANY   93-0256820
                       (an Oregon Corporation)
                       121 SW Salmon Street
                       Portland, Oregon 97204
                       (503) 464-8000



                     121 S.W. SALMON STREET, PORTLAND, OREGON            97204

                      (Address of principal executive offices)         (zip
code)

               Registrant's telephone number, including area code 503-464-8820

ITEM 5.              OTHER EVENTS

OPUC  APPROVES  MERGER  -  Enron Corp. (Enron) and Portland General Corporation
(PGC) have received approval for their merger in a final order from the Oregon Public Utility Commission. The two companies have now received all regulatory approvals required for the merger. A PGC shareholder vote to approve the Amended and Restated Agreement and Plan of Merger by and between PGC, Enron, and Enron Oregon Corp., dated as of July 20, 1996, amended and restated as of September 24, 1996 and further amended and restated as of April 14, 1997 is scheduled for June 24, 1997. Upon PGC shareholder approval, the merger is expected to close shortly after the vote.

For further background information regarding the proposed merger see the PGE and PGC report on Form 10-K for the year ended December 31, 1996, report 10-Q for the quarter ended March 31, 1997 and reports on Form 8-K dated March 12, 1997 and April 11, 1997.



                                Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                       Portland General Corporation
                       Portland General Electric Company


June 5, 1997           By                /S/        JOSEPH       E.       FELTZ

                                          Joseph E. Feltz
                                       Assistant Controller
                                       Assistant Treasurer